INVESCO SELECT EQUITY FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:       6/30/2011
FILE NUMBER :            811- 1540
SERIES NO.:              2

72DD.    1    Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                                                                                  $   905
         2    Dividends for a second class of open-end company shares (000's Omitted)
              Class B                                                                                  $     -
              Class C                                                                                  $     -
              Class Y                                                                                  $    15

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1    Dividends from net investment income
              Class A                                                                                   0.0938
         2    Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                                                                                   0.0000
              Class C                                                                                   0.0000
              Class Y                                                                                   0.1559

INVESCO EUROPEAN SMALL COMPANY                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:       6/30/2011
FILE NUMBER :            811- 1540
SERIES NO.:              18

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                          8,346
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                          1,061
           Class C                                                                                          1,708
           Class Y                                                                                          1,513


74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                    $     12.27
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $     11.52
           Class C                                                                                    $     11.53
           Class Y                                                                                    $     12.31

INVESCO INTERNATIONAL SMALL COMPANY                                SUB-ITEM 77Q3


DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811- 1540
SERIES NO.:            19


74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                     19,233
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      1,173
           Class C                                                                                      2,493
           Class Y                                                                                      1,975
           Institutional Class                                                                          3,615

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                    $ 19.76
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 19.04
           Class C                                                                                    $ 19.05
           Class Y                                                                                    $ 19.83
           Institutional Class                                                                        $ 19.71

INVESCO SMALL CAP EQUITY                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811- 1540
SERIES NO.:            21

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                     31,265
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      2,284
           Class C                                                                                      4,707
           Class R                                                                                      6,490
           Class Y                                                                                      3,687
           Institutional Class                                                                         11,952

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                    $ 13.53
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 12.27
           Class C                                                                                    $ 12.26
           Class R                                                                                    $ 13.18
           Class Y                                                                                    $ 13.64
           Institutional Class                                                                        $ 14.08

INVESCO GLOBAL CORE EQUITY                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER:           811- 1540
SERIES NO.:            23

72DD.  1     Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                                            $   192
       2     Dividends for a second class of open-end company shares (000's
             Omitted)
             Class B                                                            $    33
             Class C                                                            $    38
             Class R                                                            $     -
             Class Y                                                            $     3
             Institutional Class                                                $     -

73A.         Payments per share outstanding during the entire current period:
             (form nnn.nnnn)
       1     Dividends from net investment income
             Class A                                                             0.0475
       2     Dividends for a second class of open-end company shares (form
             nnn.nnnn)
             Class B                                                             0.0475
             Class C                                                             0.0475
             Class R                                                             0.0000
             Class Y                                                             0.0475
             Institutional Class                                                 0.0475

74U.   1     Number of shares outstanding (000's Omitted)
             Class A                                                            124,121
       2     Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                             14,519
             Class C                                                             21,063
             Class R                                                                 63
             Class Y                                                              3,963
             Institutional Class                                                      2

74V.   1     Net asset value per share (to nearest cent)
             Class A                                                            $ 13.49
       2     Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                                            $ 12.95
             Class C                                                            $ 12.95
             Class R                                                            $ 13.48
             Class Y                                                            $ 13.50
             Institutional Class                                                $ 13.63

INVESCO MID CAP BASIC VALUE FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING: 6/30/2011
FILE NUMBER :      811- 1540
SERIES NO.:        31



72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                                                                $    50
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B                                                                                $     -
          Class C                                                                                $     -
          Class R                                                                                $     -
          Class Y                                                                                $    11
          Institutional Class                                                                    $     1

 73A.     Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                                                                                 0.0050
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                                                                                 0.0000
          Class C                                                                                 0.0000
          Class R                                                                                 0.0000
          Class Y                                                                                 0.0180
          Institutional Class                                                                     0.0274

INVESCO BASIC BALANCED FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.


FOR PERIOD ENDING: 6/30/2011
FILE NUMBER :      811- 1540
SERIES NO.:        32

72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                                                                $ 2,045
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B                                                                                $    63
          Class C                                                                                $    89
          Class R                                                                                $    30
          Class Y                                                                                $    13
          Investor Class                                                                         $   629
          Institutional Class                                                                    $     2


 73A.     Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                                                                                 0.0603
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                                                                                 0.0173
          Class C                                                                                 0.0173
          Class R                                                                                 0.0461
          Class Y                                                                                 0.0747
          Investor Class                                                                          0.0613
          Institutional Class                                                                     0.0882